Exhibit 99.7

RIGHTS CERTIFICATE: **NUMBER OF RIGHTS**

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS SUPPLEMENT (AND ACCOMPANYING PROSPECTUS) DATED JANUARY 22, 2020 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT.

Cidara Therapeutics, Inc.

Incorporated under the laws of the State of Delaware

NON - TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Non-Transferable Subscription Rights to Purchase Shares of Common Stock of Cidara Therapeutics, Inc.

Subscription Price: $2.51 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 10, 2020, UNLESS EXTENDED BY THE COMPANY

REGISTERED OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights ("Rights") set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one share of Common Stock, with a par value of $0.0001 per share, of Cidara Therapeutics, Inc., a Delaware corporation, at a subscription price of $2.51 per share (the "Subscription Right"), pursuant to a rights offering (the "Rights Offering"), on the terms and subject to the conditions set forth in the Prospectus and the "Instructions as to Use of Cidara Therapeutics, Inc. Subscription Rights Certificates" accompanying this Subscription Rights Certificate

As more fully described in the Prospectus, any holder of more than 9.99% of the outstanding number of shares of the Common Stock may instead elect to instead purchase non-voting Series X Preferred Stock. The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each share of Common Stock in accordance with the "Instructions as to Use of Cidara Therapeutics, Inc. Subscription Rights Certificates" that accompany this Subscription Rights Certificate.

This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the signatures of Cidara Therapeutics, Inc.'s duly authorized officers.

Dated: January 21, 2020

/s/ Jeffrey Stein, Ph.D.
President and Chief Executive Officer

/s/ James Levine
Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, N.Y.) TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than by mail, hand or overnight courier to the address listed below will not constitute valid delivery.

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS	FORM 2-DELIVERY TO DIFFERENT ADDRESS
To subscribe for shares pursuant to your Subscription Right, please complete lines (a) or (b) and sign under Form 3 below.

EXERCISE OF SUBSCRIPTION RIGHT:

(a) I apply for _______ shares x $ 2.51 = $_______
         (no. of new shares)    (subscription price)    (amount enclosed)

(b) FOR HOLDERS OF GREATER THAN 9.99% OF THE OUTSTANDING:
      NUMBER OF COMMON SHARES

I apply for _______ shares x $ $25.10 = $_______
            (no. of new shares)    (subscription price)    (amount enclosed)

Shares of Common Stock will be issued in book entry form. Shares of Series X Preferred Stock will be certificated. If you wish for the Series X Preferred Stock underlying your subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 3 and have your signature guaranteed under Form 4.

[NOTE: If you are NOT a holder of greater than 9.99% of the outstanding common shares and you apply to purchase shares of non-voting Series X Preferred Stock, you will not receive any, but will instead receive an equivalent number of shares of common stock (on an as-converted basis) in consideration for the same purchase price.]

METHOD OF PAYMENT (CHECK ONE)

   ☐   Check or bank draft payable to “American Stock Transfer & Trust Company, LLC (acting as subscription agent for Cidara Therapeutics, Inc.).”

   ☐   Wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021, Account # 530-354616 American Stock Transfer FBO Cidara Therapeutics, Inc., with reference to the rights holder’s name.

FORM 3-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. I agree to cooperate with the Company and provide to the Company any and all information requested by the Company in connection with the exercise of the rights granted in the previous sentence.

Signature(s):

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 4-SIGNATURE GUARANTEE This form must be completed if you have completed any portion of Form 2.

Signature Guaranteed:
                                   (Name of Bank or Firm)

By:
     (Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF CIDARA THERAPEUTICS, INC. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT D.F. KING & CO., INC., 48 WALL STREET, NEW YORK, NY 10005, THE INFORMATION AGENT, AT 800-820-2415.